UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2011

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Company’s letter to stockholders and annual report materials for 2010, other than the portion of the annual report previously filed with our Annual Report on Form 10-K for the year ended December 31, 2010. The full annual report will be mailed to stockholders on March 25, 2011 with the proxy materials for the annual meeting of stockholders to be held on May 12, 2011. A complete copy of our annual report for 2010 also will be available on the Company’s website at http://www.billbarrettcorp.com on Friday, March 25, 2011.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Letter to stockholders and annual report materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2011	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Executive Vice President — General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Letter to stockholders and annual report materials

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